Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
April 30, 2021
RIE-QTLY-0621
1.9900254.100

Schedule of Investments April 30, 2021 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
REAL ESTATE – 99.8%
Equity Real Estate Investment Trusts (REITs) – 97.0%
American Assets Trust, Inc.	1,515	$ 53,101
American Homes 4 Rent Class A	5,069	187,756
Americold Realty Trust	660	26,657
Apartment Income REIT Corp.	3,731	168,455
Brandywine Realty Trust	3,492	47,247
Crown Castle International Corp.	5,048	954,375
CubeSmart	7,354	311,368
DiamondRock Hospitality Co. (a)	8,497	88,539
Digital Realty Trust, Inc.	5,552	856,729
Duke Realty Corp.	12,814	596,107
Equinix, Inc.	955	688,326
Equity Lifestyle Properties, Inc.	4,054	281,348
Extra Space Storage, Inc.	2,099	312,100
Gaming and Leisure Properties, Inc.	4,819	224,035
Highwoods Properties, Inc.	1,915	85,773
Invitation Homes, Inc.	6,088	213,445
Iron Mountain, Inc.	3,793	152,175
Kimco Realty Corp.	7,434	156,114
Lamar Advertising Co. Class A	1,080	106,963
Lexington Realty Trust	10,317	126,280
Mack-Cali Realty Corp.	3,465	56,687
Medical Properties Trust, Inc.	5,719	126,104
Mid-America Apartment Communities, Inc.	1,696	266,832
National Retail Properties, Inc.	4,599	213,486
Piedmont Office Realty Trust, Inc. Class A	3,635	67,684
Prologis, Inc.	7,651	891,571
Regency Centers Corp.	2,498	159,023
RLJ Lodging Trust	4,493	72,517
Ryman Hospitality Properties, Inc.	190	14,943
SBA Communications Corp.	2,007	601,538

	Shares	Value

Spirit Realty Capital, Inc.	3,577	$ 170,051
Sun Communities, Inc.	1,239	206,702
UDR, Inc.	6,719	312,098
Ventas, Inc.	6,594	365,703
VEREIT, Inc.	6,094	291,537
VICI Properties, Inc.	6,487	205,638
Washington Real Estate Investment Trust	3,707	86,076
Welltower, Inc.	7,048	528,811
Weyerhaeuser Co.	5,636	218,508
		10,492,402
Real Estate Management & Development – 2.8%
CBRE Group, Inc. Class A (a)	3,022	257,475
Realogy Holdings Corp. (a)	2,807	48,505
		305,980
TOTAL REAL ESTATE		10,798,382
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (b) (Cost $22,236)	22,236	22,236
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $9,930,618)		10,820,618
NET OTHER ASSETS (LIABILITIES) – (0.0%)		(668)
NET ASSETS – 100.0%		$ 10,819,950

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 – quoted prices in active markets for identical investments: Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Quarterly Report	2

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s net asset value is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
3	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
Quarterly Report	4

5	Quarterly Report